UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2021

Crinetics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10222 Barnes Canyon Road, Bldg #2

San Diego, California 92121

(858) 450-6464

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.

On October 18, 2021, Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) together with 5AM Ventures and Frazier Healthcare Partners, announced the formation of an independently operated new company, Radionetics Oncology, Inc. (“Radionetics”). Radionetics aims to develop a deep pipeline of novel, targeted, nonpeptide radiopharmaceuticals for the treatment of a broad range of oncology indications.

Radionetics’ pipeline is based on a broadly enabling platform and intellectual property that will leverage more than a decade of discovery experience within Crinetics. The platform uses nonpeptides as targeting agents designed to deliver therapeutically active radiopharmaceuticals to tumors expressing unique peptide receptors. Radionetics’ initial drug development efforts will center on advancing a collection of 10 potent nonpeptide-targeted radiopharmaceutical candidates and leads, discovered at Crinetics, into clinical imaging and efficacy studies. Radionetics will work independently and with Crinetics to identify additional novel radiopharmaceutical targets and drug candidates for a range of cancer indications.

Radiation therapy is a common component of many cancer treatment regimens, but can have serious side effects depending on the size and location of the target tumor. The ability to selectively deliver radioactivity to tumor cells through the use of targeted radiopharmaceuticals is an attractive alternative to traditional radiation therapy. Peptide-targeted radiotherapeutics have recently demonstrated important therapeutic benefit for the treatment of neuroendocrine tumors and advanced prostate cancer and are rapidly being integrated into the standard of care for these patients. Their increasing use is expected to drive infrastructure and deployment of additional radiotherapeutics. Radionetics’ platform technology is designed to use nonpeptide, small molecule targeting to deliver therapeutic radioisotopes to a broad range of cancers by binding selectively to peptide receptors that are selectively expressed on these tumors. This nonpeptide technology is designed to address many of the significant challenges currently facing peptide and protein targeted radiotherapeutics, particularly in the realm of optimizing drug-like characteristics and manufacturing.

In conjunction with the formation of the company, Radionetics will receive an exclusive world-wide license to the radiotherapeutics technology platform and associated intellectual property from Crinetics for use in developing radiotherapeutics and related radio-imaging agents, including exclusive rights to the underlying intellectual property on the preclinical drug candidates and leads targeting 10 different peptide receptors expressed in solid tumors that comprise Radionetics’ initial pipeline. In exchange, Crinetics received 50,500,000 shares of common stock of Radionetics, which represents a 50.5% equity stake in Radionetics, and a warrant to purchase additional shares of common stock designed to maintain a minimum equity interest for Crinetics in Radionetics of at least an aggregate of 22% of the fully diluted capitalization of Radionetics in connection with its sale, initial public offering, or SPAC transaction. In addition, Crinetics may receive potential sales milestones in excess of $1 billion and single-digit royalties on net sales.  Radionetics also completed a $30 million private financing with 5AM Ventures and Frazier Healthcare Partners as the sole participants. In addition to the 10 lead candidates, Radionetics and Crinetics will also engage in a research collaboration to identify drug candidates for multiple additional targets.

R. Scott Struthers, Ph.D., the President and Chief Executive Officer of Crinetics, will serve as chairman of the Radionetics board of directors. Crinetics co-founders, Yun-Fei (Frank) Zhu, Ph.D. and Ana K. Kusnetzow, Ph.D., will assume roles with Radionetics as chief research officer and vice president of biology, respectively. While at Crinetics, Dr. Zhu was vice president of chemistry and a co-inventor of Crinetics’ nonpeptide drug candidates, three of which have now demonstrated clinical proof of concept. Dr. Kusnetzow was most recently the senior director of biology and co-leader of the Crinetics discovery project that gave rise to the nonpeptide targeted radiotherapeutics platform that now forms the basis of the Radionetics pipeline.

Forward-Looking Statements

Crinetics cautions you that statements contained in this current report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: Radionetics’ ability to develop and advance its oncology pipeline; the potential benefits of nonpeptide radiopharmaceutical agents for the treatment of a broad range of oncology indications; the expected increased use and market for radiotherapeutics; the potential for Crinetics and its stockholders to obtain value from Crinetics’ equity interest in Radionetics; and Crinetics’ potential to receive future milestone and royalty payments from Radionetics. The inclusion of forward-looking statements should not be regarded as a representation by Crinetics that any of its plans will be achieved. Actual results may differ from those set forth in this current report due to the risks and uncertainties inherent in Crinetics’ business, including, without limitation: Radionetics will need additional funds to advance its pipeline and Crinetics’ ownership interest may be diminished in connection with future capital raising; Crinetics’ ability to receive milestone or royalty payments from Radionetics will depend on Radionetics ability to advance the pipeline through clinical development, regulatory approval and ultimately commercial sales, all of which will take significant time, will be subject to inherent risks in drug development and may be impacted by changes in regulatory requirements, healthcare reform measures and competitive dynamics; the technology platform is novel and unproven and may never lead to approved products of commercial value; clinical trials and preclinical studies may not proceed at the time or in the manner expected, or at all; the timing and outcome of research, development and regulatory review is uncertain, and Crinetics’ or Radionetics’ drug candidates may not advance in development or be approved for marketing; Crinetics and Radionetics may use their capital resources sooner than expected; and other risks described under the heading “Risk Factors” in documents the Company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Crinetics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2021	Crinetics Pharmaceuticals, Inc.

/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)

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